UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 1, 2021
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 1, 2021, the Board of Directors (the “Board”) of Atlas Financial Holdings, Inc. (the “Company”) appointed Kurt Lageschulte to the Board to fill the vacancy created upon the previously disclosed resignation of Walter Walker. Mr. Lageschulte is the Portfolio Manager of investment funds which collectively hold significant positions in the Company’s 6.625% senior unsecured notes due 2022 (the “Notes”) and the Company’s ordinary shares and are lenders under the previously disclosed Credit Agreement, dated September 1, 2021, by and among the Company, certain of the Company’s subsidiaries, Sheridan Road Partners, LLC as agent, and certain holders of the Notes. Each of such investment funds is also a party to the previously disclosed Restructuring Support Agreement, dated August 31, 2021, by and among the Company and holders of approximately 48% of the Notes. Mr. Lageschulte has not been appointed to any committees at this time, however, Mr. Lageschulte will likely be added to one or more committees following the next scheduled Board meeting.

Mr. Lageschulte will receive the same compensation as other non-employee directors, which as of June 16, 2021 consists of a $55,000 annual cash retainer. If Mr. Lageschulte is appointed to join or chair one or more committees, he will receive an additional retainer as more fully described in the Company’s most recent proxy statement.

Item 7.01. Regulation FD Disclosure.

On September 7, 2021, the Company issued a press release announcing the appointment of Kurt Lageschulte to the Board of Directors. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference. The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated September 7, 2021, issued by Atlas Financial Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
By:	/s/ Paul A. Romano
Name:	Paul A. Romano
Title:	Vice President and Chief Financial Officer
September 7, 2021